Report Name - 10F-3

Fund - GSS Diversified Strategic Income Portfolio

                                Period : 07/01/05 through 12/31/05


                                    ID : 584
                           Issuer Name : Domtar Inc. (8/15/15)
                            Trade Date : 08/02/05
                        Selling Dealer : JP Morgan
                Total Shares Purchased : 25,000.00
                        Purchase Price : 99.904
                    % Received by Fund : 0.006%
                        % of Issue (1) : 5.000%
        Other Participant Accounts (2) :      19,975,000.00
                      Issue Amount (2) :     400,000,000.00
          Total Received All Funds (2) :      20,000,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Domtar Inc. (due 8/15/15)
                            Trade Date : 08/02/05
                 Joint/Lead Manager(s) : Citigroup
                                         JP Morgan
                         Co-Manager(s) : None
                         Selling Group : N/A


                                    ID : 592
                           Issuer Name : Nell AF SARL (8/15/15)
                            Trade Date : 08/04/05
                        Selling Dealer : Merrill Lynch
                Total Shares Purchased : 40,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.007%
                        % of Issue (1) : 2.507%
        Other Participant Accounts (2) :      15,380,000.00
                      Issue Amount (2) :     615,000,000.00
          Total Received All Funds (2) :      15,420,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : Nell AF SARL (due 8/15/15)
                            Trade Date : 08/04/05
                 Joint/Lead Manager(s) : Credit Suisse First Boston (Europe)
                                         Merrill Lynch International Ltd
                         Co-Manager(s) : ABN Amro
                                         Citigroup Global Markets Ltd
                                         Deutsche Bank AG London
                         Selling Group : N/A


                                    ID : 556
                           Issuer Name : SunGard Data Systems Inc. (8/15/13)
                            Trade Date : 07/27/05
                        Selling Dealer : Deutsche Bank
                Total Shares Purchased : 25,000.00
                        Purchase Price : 100.00
                    % Received by Fund : 0.002%
                        % of Issue (1) : 1.028%
        Other Participant Accounts (2) :      16,425,000.00
                      Issue Amount (2) :   1,600,000,000.00
          Total Received All Funds (2) :      16,450,000.00

(1) Represents purchases by all affiliated mutual funds and discretionary accounts; may not exceed 25% of the principal amount of the offering.

(2) Includes purchases by other affiliated mutual funds and discretionary accounts.


                           Report Name : 10F-3 Syndicate Supplement

                                Issuer : SunGard Data Systems Inc.
                                            (Floating - due 8/15/13)
                            Trade Date : 07/27/05
                 Joint/Lead Manager(s) : Citigroup
                                         Deutsche Bank Securities Inc
                                         Goldman Sachs & Co
                                         JP Morgan Securities
                                         Morgan Stanley
                                         Banc of America Securities LLC
                         Co-Manager(s) : RBC Capital Markets
                                         BNY Capital Markets, Inc.
                         Selling Group : N/A